

<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial information extracted from Swift Energy
Pension Partners 1995-B, Ltd's balance sheet and statement of operations con-
tained in its Form 10-K for the year ended December 31, 1996 and is qualified in its entirety by reference to such financial statements.
</LEGEND>

<PERIOD-TYPE>                   YEAR
<FISCAL-YEAR-END>                              DEC-31-1996
<PERIOD-END>                                   DEC-31-1996
<CASH>                                         2,619,944
<SECURITIES>                                   0
<RECEIVABLES>                                  85,840
<ALLOWANCES>                                   0
<INVENTORY>                                    0
<CURRENT-ASSETS>                               2,717,084
<PP&E>                                         424,253
<DEPRECIATION>                                 (52,542)
<TOTAL-ASSETS>                                 3,088,795
<CURRENT-LIABILITIES>                          215,645
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       0
<OTHER-SE>                                     2,873,150
<TOTAL-LIABILITY-AND-EQUITY>                   3,088,795
<SALES>                                        122,378
<TOTAL-REVENUES>                               272,340
<CGS>                                          0
<TOTAL-COSTS>                                  52,542<F1>
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                113,638
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            113,638
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   113,638
<EPS-PRIMARY>                                  0
<EPS-DILUTED>                                  0

<F1>Includes lease operating expenses, production taxes and depreciation, de-
pletion and amortization expense. Excludes general and administrative and interest expense.


